UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 28, 2013

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

During the monthly meeting of its board of directors on January 28, 2013, Roberts Realty Investors, Inc. reviewed and updated its ongoing business plan, a part of which is to increase the company’s capital resources.  We continue to focus our efforts on maximizing the value of our real estate assets and reducing our outstanding debt.  We have previously announced that we have entered into sales contracts to sell our Northridge and Peachtree Parkway properties, and the completion of each of those transactions will increase our ability to merge or recapitalize the company and maximize the company’s value.

As part of our updated business plan, the board of directors retained CBRE, Inc., a global full service real estate firm, to sell our 37,864 square foot Northridge Office Building for a sales price of $5,750,000.  We believe the market and demand for owner occupied office buildings has significantly improved, providing us with the opportunity to sell this non-core asset.  This sale will pay off our $2,538,000 loan secured by the Northridge Office Building and reduce our ongoing operating expenses.  At the closing of the sale, CBRE would be paid a commission of up to 5% of the sales price of the Northridge Office Building.  The remaining proceeds from the sale would substantially increase the company’s capital resources.

The board of directors also agreed to extend the closing date of the previously reported contract to sell the 11-acre Northridge property to Roberts Properties, Inc., which is wholly owned by Mr. Charles S. Roberts, the President and Chairman of the Board of Roberts Realty.  The closing was scheduled to occur by January 31, 2013.  Under the terms of the sales contract as amended, the purchase price is $4,070,000, plus the reimbursement of $303,789 in development and construction expenses, and the closing is scheduled to occur on or before April 30, 2013 when Roberts Properties will have completed its due diligence.  The sale would pay off our $2,000,000 Northridge land loan, and the remaining proceeds would significantly increase the company’s capital resources.

Roberts Realty’s audit committee, which is composed of three independent directors, approved the original sales contract and the contract amendments in accordance with the committee’s charter and in compliance with the applicable listing rules of the NYSE MKT stock exchange.  Roberts Realty’s board of directors also approved the original sales contract and the contract amendments in accordance with Roberts Realty’s Code of Business Conduct and Ethics, with Mr. Roberts abstaining from all votes.

The above descriptions of the material terms of the Exclusive Sales Listing Agreement with CBRE, Inc. and the amendment to the Northridge sales contract are qualified in their entirety by reference to the full text of such agreements, which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this report and are incorporated into this Item 1.01 by this reference.

Item 8.01      Other Events.

As previously reported, the sale of the Peachtree Parkway property to Lennar Multifamily Investors, LLC (“Lennar”) is moving forward and the closing has been scheduled for 10:00 a.m. on February 7, 2013 at the offices of Holt Ney Zatcoff & Wasserman, LLP.  We will use $7,000,000 of the sale proceeds to repay our Peachtree Parkway land loan, which will substantially reduce our outstanding debt and our ongoing operating expenses.  Equally important, the sale releases our North Springs property that serves as additional collateral for the Peachtree Property land loan.  After the closing, our North Springs property, which has a book value of $11,000,000, will be owned free and clear by the company, significantly improving the company’s financial flexibility and capital resources.

In addition to the above transactions, we continue to work on numerous strategic alternatives that would maximize shareholder value through a merger or recapitalization of the company.  The sale of our Peachtree Parkway and Northridge land parcels, as well as, our Northridge Office Building, would significantly increase our liquidity and reduce our debt by $11,538,000, which will better position the company for a recapitalization and make it a more attractive merger candidate.

Note Regarding Forward-looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements relate to our intent, belief, or expectations regarding our sale of the Northridge and Peachtree Parkway land parcels, as well as the Northridge Office Building.  These statements involve risks and uncertainties, including the risks that Roberts Properties or its designee may be unable to raise the equity and debt required and thus may be unable to close the purchase of the Northridge land parcel, that Lennar will not close the purchase of the Peachtree Parkway as we anticipate, that CBRE may be unsuccessful in procuring a buyer for the Northridge Office Building on the terms we expect or at all, and that our pursuit of a strategic transaction may be unsuccessful.  Other risks and uncertainties include the occurrence, ultimate terms, and timing of these contemplated sale transactions.  These forward-looking statements are not guarantees of future performance.

For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.  For more information about other risks and uncertainties we face, please see the section in our most recent annual report on Form 10-K and quarterly report on Form 10-Q entitled “Risk Factors.”

Item 9.01      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit
10.1	Exclusive Sales Listing Agreement dated January 31, 2013 by and between CBRE, Inc. and Roberts Properties Residential, L.P. (Northridge Office Building)

10.2	Sixth Amendment to Sales Contract dated January 28, 2013 by and between Northridge Parkway, LLC and Roberts Properties, Inc. (Northridge land parcel).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: January 31, 2013	By:	/s/ Charles R. Elliott
Charles R. Elliott
Chief Financial Officer